PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY, PLANT AND EQUIPMENT
Schedule of property, plant and equipment

Property, plant and equipment at December 31, 2019 and 2018 consisted of the following:

	December 31, 2019	December 31, 2018
	USD	USD
Buildings	87,496,197	86,923,161
Machinery and equipment	124,893,555	111,797,936
Furniture, fixtures, office equipment and vehicles	12,616,722	11,670,963
Construction in progress	10,960,485	7,713,523
Total property, plant and equipment, gross	235,966,959	218,105,583
Accumulated depreciation	(58,459,783)	(42,447,406)
Impairment of property, plant and equipment	(2,045,875)	(2,060,844)
Total property, plant and equipment, net	175,461,301	173,597,333
Prepayment for property, plant and equipment	2,135,262	4,730,028
Property, plant and equipment, net	177,596,563	178,327,361